Columbia Strategic Income Fund
Columbia High Yield Opportunity Fund

77B Accountant's Report on Internal Control

[PricewaterhouseCoopers logo]
PricewaterhouseCoopers LLP
125 High Street
Boston, Massachusetts 02110


Report of Independent Registered Public Accounting Firm

To the Trustees and the Shareholders of
Columbia Funds Series Trust I

In planning and performing our audits of the financial statements of Columbia Strategic Income Fund and Columbia High Yield Opportunity Fund (the "Funds") as of and for the year ended May 31, 2006, in accordance with the standards of the Public Company Accounting Oversight Board (United States), we considered the Funds' internal control over financial reporting, including control activities for safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

The management of the Funds is responsible for establishing and maintaining effective internal control over financial reporting.
In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A fund's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Such internal control over financial reporting includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a fund's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the fund's ability to initiate, authorize, record, process or report external financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the fund's annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a control deficiency, or combination of control deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

Our consideration of the Funds' internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control over financial reporting that might be significant deficiencies or material weaknesses under standards established by the Public Company Accounting Oversight Board (United States). However, we noted no deficiencies in the Funds' internal control over financial reporting and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of May 31, 2006.

This report is intended solely for the information and use of management and the Board of Directors and Trustees of the Funds and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.


/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 25, 2006



Columbia Strategic Income Fund
77D Policies with respect to security investments
Effective February 17, 2006, the first paragraph under the heading "PRINCIPAL INVESTMENT STRATEGIES" was revised in its entirety as follows:

The Fund seeks to achieve its goals by investing primarily in:

     o debt securities issued by the U.S. government, including mortgage-backed securities issued by U.S.
	  government agencies. The Fund may also participate in mortgage dollar rolls;

     o debt securities issued by foreign governments and foreign companies,including securities issued in emerging market countries; and

     o    lower-rated corporate debt securities.

Also, effective on February 17, 2006, the section under the heading "PRINCIPAL INVESTMENT RISKS" was revised to include the following:

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.



Columbia Strategic Income Fund
Columbia High Yield Opportunity Fund
77E Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements".
The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March, 2004.

Under the terms of the SEC Order, the Columbia Group agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures;
and retain an independent distribution consultant (see below).
The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.
A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia
Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the ''MDL''). Subsequently, additional related cases were transferred to the MDL.
On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts and the Columbia Acorn Trust. As to Columbia, and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.


77O Transactions effected pursuant to Rule 10f-3

Columbia High Yield Opportunity Fund


On January 10, 2006, Columbia High Yield Opportunity Fund (Fund) purchased 225,000 par value of bonds of Westlake Chemicals 6.625%'16 (Securities) for a total purchase price of $224,267 from Deutsche
Bank pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.



Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:
Deutsche Bank Securities; Banc of America Securities LLC; JP Morgan; Credit Suisse First Boston


On January 11, 2006, Columbia High Yield Opportunity Fund (Fund) purchased 685,000 par value of notes of Quebecor Media 7.75%'16
(Securities) for a total purchase price of $685,000 from Citi Group Global Markets pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.



Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: Banc of America Securities LLC; Citigroup; Credit Suisse First Boston Corp


On January 13, 2006, Columbia High Yield Opportunity Fund (Fund) purchased 1,105,000 par value of notes of R.H. Donnelley Corp 8.875%'16 (Securities) for a total purchase price of $1,105,000 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:
Bear Stearns & Co., Inc.; Credit Suisse First Boston Corp; JP Morgan Securities; Deutsche Bank Securities, Inc.; Goldman Sachs & Co.; UBS; Wachovia Securities; ABN Amro; Banc of America Securities LLC; BNP Paribas; BNY Capital Markets; ING Group NV; Royal Bank of Scotland; Scotia Capital, Inc

On January 26, 2006, Columbia High Yield Opportunity (Fund) purchased 900,000 par value of notes of NRG Energy Inc. 7.25%'14 (Securities) for a total purchase price of $900,000 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:
Morgan Stanley; Citigroup; Lehman Brothers; Banc of America Securities LLC; Deutsche Bank Securities




On January 26, 2006, Columbia High Yield Opportunity (Fund) purchased 900,000 par value of notes of NRG Energy Inc. 7.375%'16 (Securities) for a total purchase price of $900,000 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.


The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.




Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:
Morgan Stanley; Citigroup; Lehman Brothers; Banc of America Securities LLC; Deutsche Bank Securities



On January 22, 2006, Columbia High Yield Opportunity (Fund) purchased 125,000 par value of notes of K Hovananian Enterprises 7.5% 5/15/16 (Securities) for a total purchase price of $125,000 from Credit Swiss First Boston pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.


The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: Deutsche Bank Securities; Banc of America Securities
LLC; JP Morgan; Credit Suisse First Boston



On March 1, 2006, Columbia High Yield Opportunity (Fund) purchased 865,000 par value of notes of Quebecor World Cap Corp 8.75% 3/15/16 (Securities) for a total purchase price of $865,000 from Citi Group Global Markets pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.


The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: Citigroup;
ABN Amro; BNP Paribas; CIBC
World Markets PLC; Harris Nesbitt; JP Morgan; NBC Capital Markets
Group; RBC Capital Markets;
Scotia Capital Inc.; Societe Generale; TD Securities; Wachovia Bank

On March 13, 2006, Columbia High Yield Opportunity (Fund) purchased 1,790,000 par value of notes of QuickSilver Resources 7.125%4/1/16 (Securities) for a total purchase price of $1,790,000 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.


The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: JP Morgan; Credit Suisse; Banc of America Securities,
LLC; BNP Paribas; Goldman, Sachs & Co.


On March 15, 2006, Columbia High Yield Opportunity (Fund) purchased 470,000 par value of notes of Xerox Corp 6.4%3/15/16 (Securities) for a total purchase price of $467,241 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:
Goldman Sachs & Co; JP Morgan Securities; Banc of America Securities LLC; Bear Stearns & Co, Inc.; Citigroup; Deutsche Bank Securities,
Inc.; Barclays Capital; BNP Paribas; Merrill Lynch & Co.


On March 29, 2006, Columbia High Yield Opportunity (Fund) purchased 2,240,000 par value of notes of Host Marriott LP 6.75%6/01/16 (Securities) for a total purchase price of $2,240,000 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:
Banc of America Securities LLC, Goldman Sachs & Co.; Bank of New York;
Bank of Nova Scotia; Bear Stearns & Co., Inc; Calyon New York; Citigroup; Deutsche Bank Securities, Inc.; Merrill Lynch & Co.; Royal Bank of Scotland; Societe Generale; Wachovia Securities, Inc.

On April 21, 2006, Colonial High Yield Opportunity Fund (Fund) purchased 445,000 par value of notes of Sensata Technologies BV 8.0% 5/01/14 (Securities) for a total purchase price of $445,000 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:
Banc of America Securities LLC; Goldman Sachs & Co.; Morgan Stanley.

On April 19, 2006, Colonial High Yield Opportunity Fund (Fund) purchased 590,000 par value of notes of Chemtura Corp 6.875% 6/01/16 (Securities) for a total purchase price of $586,767 from Credit Suisse First Boston pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: Credit Suisse; Citigroup; ABN Amro; Banc of America Securities LLC; Greenwich Capital Markets Inc.;Morgan Stanley; Wachovia.


On April 11, 2006, Colonial High Yield Opportunity Fund (Fund) purchased 635,000 par value of notes of Avis Budget Car 7.625% 5/15/14 (Securities) for a total purchase price of $635,000 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:
Banc of America Securities LLC; Citigroup; Deutsche Bank Securities, Inc.; JP Morgan Securities; Wachovia Securities, Inc.; Barclays Capital; Calyon Securities USA Inc.; Credit Suisse; Daiwa Securities America, Inc.; Goldman Sachs & Co.; Mitsubishi UFJ Securities Internat; RBS Greenwich Capital; Scotia Capital Inc.; Williams Capital Group, LP.


On April 11, 2006, Colonial High Yield Opportunity Fund (Fund) purchased 215,000 par value of notes of Avis Budget Car 7.75% 5/15/16 (Securities) for a total purchase price of $215,000 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: Banc of America Securities LLC; Citigroup; Deutsche Bank Securities, Inc.; JP Morgan Securities; Wachovia Securities, Inc.; Barclays Capital; Calyon Securities USA Inc.; Credit Suisse; Daiwa Securities America, Inc.; Goldman Sachs & Co.; Mitsubishi UFJ Securities Internat; RBS Greenwich Capital; Scotia Capital Inc.; Williams Capital Group, LP.



On April 11, 2006, Colonial High Yield Opportunity Fund (Fund) purchased 145,000 par value of notes of Avis Budget Car Floating Rate Note 5/15/14 (Securities) for a total purchase price of $145,000 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:
Banc of America Securities LLC; Citigroup; Deutsche Bank Securities, Inc.; JP Morgan Securties; Wachovia Securities, Inc.; Barclays
Capital; Calyon Securities USA Inc.; Credit Suisse; Daiwa Securities America, Inc.; Goldman Sachs & Co.; Mitsubishi UFJ Securities Internat; RBS Greenwich Capital; Scotia Capital Inc.; Williams Capital Group, LP.


On May 1, 2006, Colonial High Yield Opportunity Fund (Fund) purchased 1,405,000 par value of notes of CMP Susquehanna 9.875% 05/14 (Securities) for a total purchase price of $1,405,000 from Merrill Lynch pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: Bank of America; Deutsche Bank; Goldman Sachs & Co.;
Merrill Lynch; UBS


On April 25, 2006, Colonial High Yield Opportunity Fund (Fund) purchased 440,000 par value of notes of NPC International 9.5% 05/14 (Securities) for a total purchase price of $440,000 from Merrill Lynch pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: JP Morgan; Merrill Lynch & Co.; Banc of America
Securities LLC


On May 12, 2006, Colonial High Yield Opportunity Fund (Fund) purchased 665,000 par value of notes of Embarq Corp 7.995% 6/1/16 (Securities) for a total purchase price of $664,953 from Bear Stearns pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: Bear, Stearns & Co. Inc.; Goldman, Sachs & Co.; Lehman Brothers; Citi Group; Banc of America Securities LLC; Barclays Capital; Mitsubishi UFJ Securities; JP Morgan; RBS Greenwich Capital; Wachovia Securities


On May 4, 2006, Colonial High Yield Opportunity Fund (Fund) purchased 2,500,000 par value of notes of Allied Waste North America 7.125% 5/15/16 (Securities) for a total purchase price of $2,478,075 from Citi Group pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: Citi Group; JP Morgan; UBS; Banc of America Securities, LLC; BNP Paribas; Calyon Securities USA Inc.; Credit Suisse;
Deutsche Bank Securities Inc.; Scotia Capital Inc.; Wachovia
Securities Inc.


On April 6, 2006, Colonial High Yield Opportunity Fund (Fund) purchased 365,000 par value of notes of Autonation Inc. Float Rate 4/15/13 (Securities) for a total purchase price of $365,000 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:
Banc of America Securities LLC; JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Comerica Securities; Daiwa Securities America Inc.; Wells Fargo Securities



On April 6, 2006, Colonial High Yield Opportunity Fund (Fund) purchased 610,000 par value of notes of Autonation Inc. 7% (Securities) for a total purchase price of $610,000 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: Banc of America Securities LLC; JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Comerica Securities; Daiwa Securities America Inc.; Suntrust Robinson Humphrey; Wells Fargo Securities


On June 26, 2006, Colonial High Yield Opportunity Fund (Fund) purchased 570,000 par value of notes of Hughs Network Systems 9.5% 4/15/14 (Securities) for a total purchase price of $570,000 from Bear Stearns pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor)
o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: Bear Stearns & Co. Inc.; Morgan Stanley; Banc of America Securities LLC



Columbia Strategic Income Fund

On April 21, 2006, Columbia Strategic Income Fund (Fund) purchased 545,000 par value of notes of Sensata Technologies BV 8.0% 5/01/14 (Securities) for a total purchase price of $545,000 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: Banc of America Securities LLC; Goldman Sachs & Co.;
Morgan Stanley


On April 19, 2006, Columbia Strategic Income Fund (Fund) purchased 730,000 par value of notes of (Securities) Chemtura Corp 6.875% 6/01/16 total purchase price of $726,000 from Credit Suisse First Boston pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: Credit Suisse; Citigroup; ABN Amro; Banc of America Securities LLC; Greenwich Capital Markets Inc.; Morgan Stanley; Wachovia



On April 11, 2006, Columbia Strategic Income Fund (Fund) purchased 785,000 par value of notes of Avis Budget Car 7.625%5/15/14 (Securities) for a total purchase price of $785,000 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: Banc of America Securities LLC; Citigroup; Deutsche Bank
 Securities, Inc.; JP Morgan Securities; Wachovia Securities, Inc.; Barclays Capital; Calyon Securities USA Inc.; Credit Suisse; Daiwa Securities America, Inc.; Goldman Sachs & Co.; Mitsubishi UFJ Securities Internat; RBS Greenwich Capital; Scotia Capital Inc.; Williams Capital Group, LP


On April 11, 2006, Columbia Strategic Income Fund (Fund) purchased 265,000 par value of notes of Avis Budget Car 7.75%5/15/16 (Securities) for a total purchase price of $265,000 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: Banc of America Securities LLC; Citigroup; Deutsche Bank Securities, Inc.; JP Morgan Securities; Wachovia Securities, Inc.; Barclays Capital; Calyon Securities USA Inc.; Credit Suisse; Daiwa Securities America, Inc.; Goldman Sachs & Co.; Mitsubishi UFJ Securities Internat; RBS Greenwich Capital; Scotia Capital Inc.; Williams Capital Group, LP


On April 11, 2006, Columbia Strategic Income Fund (Fund) purchased 180,000 par value of notes of Avis Budget Car Floating Rate Note 5/15/14(Securities) for a total purchase price of $180,000 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: Banc of America Securities LLC; Citigroup; Deutsche Bank Securities, Inc.; JP Morgan Securities; Wachovia Securities, Inc.; Barclays Capital; Calyon Securities USA Inc.; Credit Suisse; Daiwa Securities America, Inc.; Goldman Sachs & Co.; Mitsubishi UFJ Securities Internat; RBS Greenwich Capital; Scotia Capital Inc.; Williams Capital Group, LP


On May 1, 2006, Columbia Strategic Income Fund (Fund) purchased 1,750,000 par value of notes of CMP Susquehanna 9.875% 05/14 (Securities) for a total purchase price of $1,750,000 from Merrill Lynch pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: Bank of America; Deutsche Bank; Goldman Sachs & Co.;
Merrill Lynch; UBS


On April 25, 2006, Columbia Strategic Income Fund (Fund) purchased 550,000 par value of notes of NPC International 9.5% 05/14 (Securities) for a total purchase price of $550,000 from Merrill Lynch pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: JP Morgan; Merrill Lynch & Co.; Banc of America
Securities LLC

On May 12, 2006, Columbia Strategic Income Fund (Fund) purchased 840,000 par value of notes of Embarq Corp 7.995% 6/1/16 (Securities) for a total purchase price of $839,941 from Bear Stearns pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: Bear, Stearns & Co. Inc.; Goldman, Sachs & Co.; Lehman Brothers; Citi Group; Banc of America Securities LLC; Barclays Capital; Mitsubishi UFJ Securities; JP Morgan; RBS Greenwich Capital; Wachovia Securities




On May 4, 2006, Columbia Strategic Income Fund (Fund) purchased 3,135,000 par value of notes of Allied Waste North America 7.125% 5/15/16 (Securities) for a total purchase price of $3,107,506 from Citi Group pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:
Citi Group; JP Morgan; UBS; Banc of America Securities, LLC; BNP
Paribas; Calyon Securities USA Inc.; Credit Suisse; Deutsche Bank
Securities Inc.; Scotia Capital Inc.; Wachovia Securities Inc.


On April 6, 2006, Columbia Intermediate High Income Fund
 (Fund) purchased 450,000 par value of notes of Autonation Inc. Float Rate 4/15/13 (Securities) for a total purchase price of $450,000 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: Banc of America Securities LLC; JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Comerica Securities; Daiwa Securities America Inc.; Wells Fargo Securities


On April 6, 2006, Columbia Strategic Income Fund (Fund) purchased 745,000 par value of notes of Autonation Inc. 7% (Securities) for a total purchase price of $745,000 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: Banc of America Securities LLC; JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Comerica Securities; Daiwa Securities America Inc.; Suntrust Robinson Humphrey; Wells Fargo Securities


On April 4, 2006, Columbia Strategic Income Fund (Fund) purchased 700,000 par value of notes of Hughs Network Systems 9.5% 4/15/14 (Securities) for a total purchase price of $700,000 from Bear Stearns pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: Bear Stearns & Co. Inc.; Morgan Stanley; Banc of
America Securities LLC





On June 26, 2006, Columbia Strategic Income Fund (Fund) purchased 1,910,000 par value of notes of Petrohawk Energy 9.125% 7/15/13 (Securities) for a total purchase price of $1,885,839 from Credit Suisse pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: Banc of America Securities LLC; BNP Paribas; Credit
Suisse; JP Morgan Securities; Harris Nesbitt; Lehman
Brothers; Morgan Stanley


On June 28, 2006, Columbia Strategic Income Fund (Fund) purchased 1,175,000 par value of notes of Windstream Corp 8.625% 8/01/16 (Securities) for a total purchase price of $1,146,177 from Merrill Lynch pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: JP Morgan Securities; Merrill Lynch & Co.; Banc of America Securities, LLC; Barclays Capital; Citigroup; Wachovia Securities Inc.



On January 10, 2006, Columbia Strategic Income Fund (Fund) purchased 285,000 par value of bonds of Westlake Chemicals 6.625%
(Securities) for a total purchase price of $284,071 from Deutsche
Bank pursuant to a public offering in which Banc of America
Securities acted as a participating underwriter. Banc of America
Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: Deutsche Bank Securities; Banc of America, LLC; JP
Morgan; Credit Suisse First Boston.

On January 11, 2006, Columbia Strategic Income Fund (Fund) purchased 785,000 par value of notes of Quebecor Media 7.75%'16 (Securities) for a total purchase price of $785,000 from Citi Group Global Markets pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: Banc of America Securities LLC; Citigroup;
Credit Suisse First Boston Corp.








On January 13, 2006, Columbia Strategic Income Fund (Fund) purchased 1,410,000 par value of notes of R.H. Donnelley Corp 8.875%'16 (Securities) for a total purchase price of $1,410,000 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.


The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: Bear Stearns & Co., Inc.; Credit Suisse First Boston Corp; JP Morgan Securities; Deutsche Bank Securities, Inc.; Goldman Sachs & Co.; UBS; Wachovia Securities; ABN Amro; Banc of America Securities LLC; BNP Paribas; BNY Capital Markets; ING Group NV; Royal Bank of Scotland; Scotia Capital, Inc.



On January 26, 2006, Columbia Strategic Income Fund (Fund) purchased 1,040,000 par value of notes of NRG Energy Inc. 7.25 % (Securities) for a total purchase price of $1,040,000 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: Morgan Stanley; Citigroup; Lehman Brothers; Banc of
America Securities LLC; Deutsche Bank Securities



On January 26, 2006, Columbia Strategic Income Fund (Fund) purchased 1,040,000 par value of notes of NRG Energy Inc. 7.375 % (Securities) for a total purchase price of $1,040,000 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.



Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: Morgan Stanley; Citigroup; Lehman Brothers; Banc of
America Securities LLC; Deutsche Bank Securities


On February 22, 2006, Columbia Strategic Income Fund (Fund) purchased 140,000 par value of notes of K Hovnanian Enterprises 7.5% 5/15/16 (Securities) for a total purchase price of $140,000 from Credit Swiss First Boston pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: Deutsche Bank Securities; Banc of America Securities
LLC; JP Morgan; Credit Suisse First Boston


On March 1, 2006, Columbia Strategic Income Fund (Fund) purchased 990,000 par value of notes of Quebecor World Cap Corp 8.75% 3/15/16 (Securities) for a total purchase price of $990,000 from Citi Group Global Markets pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: Citigroup; ABN Amro; BNP Paribas; CIBC World Markets PLC; Harris Nesbitt; JP Morgan; NBC Capital Markets Group; RBC Capital Markets; Scotia Capital Inc.; Societe Generale; TD Securities; Wachovia Bank



On March 13, 2006, Columbia Strategic Income Fund (Fund) purchased 2,130,000 par value of notes of Quicksilver Resources 7.125%4/1/16 (Securities) for a total purchase price of $2,130,000 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: JP Morgan; Credit Suisse; Banc of America Securities
LLC; BNP Paribas; Goldman, Sachs & Co.



On March 15, 2006, Columbia Strategic Income Fund (Fund) purchased 570,000 par value of notes of Xerox Corp 6.4%3/15/16 (Securities) for a total purchase price of $566,654 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: Goldman Sachs & Co; JP Morgan Securities; Banc of America Securities LLC; Bear Stearns & Co, Inc.; Citigroup; Deutsche Bank Securities, Inc.; Barclays Capital; BNP Paribas; Merrill Lynch & Co.

On March 29, 2006, Columbia Strategic Income Fund (Fund) purchased 2,715,000 par value of notes of Host Marriott LP 6.75% 6/1/16 (Securities) for a total purchase price of $2,715,000 from Goldman Sachs 0005 pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: Banc of America Securities LLC, Goldman Sachs & Co.; Bank of New York; Bank of Nova Scotia; Bear Stearns & Co., Inc; Calyon New York; Citigroup; Deutsche Bank Securities, Inc.; Merrill Lynch & Co.; Royal Bank of Scotland; Societe Generale; Wachovia Securities, Inc.







77Q1 Exhibits
Management Agreement and Amended By-Laws incorporated herein by reference to Accession Number 0000950135-06-001779